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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


        As independent public accountants, we hereby consent to the inclusion in this registration statement on Form S-1 of our report, which contained a captioned opinion dated January 29, 1997, on our audits of the financial statements of Hartford Computer Group, Inc., and to all references to our firm included in this registration statement.



                                                AUTHUR ANDERSEN LLP

Chicago, Illinois
January 30, 1997